Fees Summary	Dec. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,275.42
Total Transaction Valuation	38,200,000.00
Total Offset Amount	0.00
Net Fee	$ 5,275.42